5. AGREEMENTS ASSIGNED TO ALMONT ENERGY INC.	12 Months Ended
Dec. 31, 2012
Notes to Financial Statements
Note 5. AGREEMENTS ASSIGNED TO ALMONT ENERGY INC.

In 1999, the Company granted a sublicense to Well to Wire Energy, Inc. ("WWE"), an oil and gas company in Canada. This sublicense provides for a $5,000,000 license fee to be paid to the Company and covers the use of the CSRV system technology in the territory of Canada in the oil and gas industry (the “Canadian License”). A separate research and development agreement (“R&D Agreement”) provided for WWE to pay an additional $5,000,000 fee to the Company in consideration for the development and delivery of certain prototype engines. The Company completed development of the prototypes in accordance with this agreement at the end of 2007. The research and development agreement had not been reduced to the form of a signed, written agreement.

In 2008, the Company also entered into an escrow agreement with WWE that provides conditional rights to a second sublicense agreement between the Company and WWE for the territory of the United States (the “US License”). The US License had been deposited into an escrow account and the grant of the license will not become effective until the conditions for release from escrow are satisfied. The US License provides for a license fee of $50 million.

In early 2010, with the prior consent of the Company, WWE assigned the Canadian License and the rights to the US License, subject to the terms and conditions of the Escrow Agreement, to Almont, a privately held, independent third party entity based in Alberta, Canada.

The Escrow Agreement requires that Almont, as the assignee, make a payment (“Release Payment”) to the Company equal to the then remaining unpaid balance of the Canadian License licensing fee, the R&D Agreement fee and the down payment of $1,000,000 required under the US License. Almont and WWE had been making periodic nonrefundable payments to the Company to pay down the Release Payment, including a payment of $150,000 during the year ended December 31, 2011. It is not likely that Almont will be able to make additional payments of the Release Payment until the Company can raise sufficient new working capital to commence production and shipment of Gen Sets to Almont. At December 31, 2012, the remaining balance of the Release Payment was $5,847,000.

In connection with the assignment of the Canadian License and the rights to the US License, Almont has also assumed all of the obligations set forth in the escrow agreement between the Company and WWE, with the following modifications:

●	The Release Payment Date, as defined in the Escrow Agreement had been extended to March 19, 2012. In early 2012, we agreed to extend the Release Payment Date under the Escrow Agreement until March 2014 to compensate for the delay caused by the late delivery of Gen Sets. Provided that Almont remits this entire unpaid balance to the Company on or before the Release Payment Date, the US License will be released from escrow and granted to Almont. Almont is required to remit to the Company 60% of all monies it raises from future equity or debt transactions, exclusive of proceeds from equipment purchase financing transactions, until the Release Payment is paid in full.

●	Almont also became obligated to pay the $49 million balance of the US License Fee to the Company. Payment shall be made quarterly in an amount equal to 5% of Almont’s quarterly net profits. In addition, Almont is required to remit a portion of the proceeds it receives from equity or debt transactions, exclusive of equipment financing transactions to the Company until the entire balance of the US License fee is paid in full. However, the entire $49 million licensing fee is required to be paid on or before February 19, 2016.

To the extent that Almont is not successful or experiences delays in remitting the balance of the Release Payment, the Company’s cash flow, results of operations and financial condition will be adversely affected.

The Canadian License

The Canadian License exclusively sublicenses within Canada the use of the CSRV system technology for industrial engines designed to generate electrical power. Additional provisions of the Canadian License agreement are as follows:

●	Sublicensee shall have the exclusive right to use, lease and sell electric power generators designed with the CSRV system technology within Canada.
●	Sublicensee will have a specified right of first refusal to market the electric power generators worldwide.
●	Upon commencement of the production and distribution of the electric power generators, the minimum annual number of generators to be purchased by Sublicensee in order to maintain exclusivity is 120. The Company has temporarily waived this provision due to the delay in delivery of Gen Sets. In the event Sublicensee fails to purchase the minimum 120 CSRV generator engines during any year, Sublicensee will automatically lose its exclusivity. In such a case, Sublicensee would retain non-exclusive rights to continue to use and sell the CSRV generator engines in the territory of Canada. Until otherwise agreed between the parties, the price per generator shall be $159,000.
●	Sublicensee is required to pay a royalty to the Company equal to 5% of its annual modified gross profit (which has been defined as sales, less cost of sales, plus $400,000.
●	All licensed rights under this license agreement related to the CSRV system technology will remain with the Company.

The US License

The US License will, upon Almont satisfying the Release Payment, grant to Almont the right to use, sell and lease within the defined territory, Licensed Products manufactured by the Company which are designed to generate electrical power. Licensed Products consist of CSRV Valve Systems, CSRV Valve Seals, CSRV Rotary Valve Spheres, CSRV Valve Components and CSRV Engines. Almont is also obligated to pay a royalty to the Company equal to 2.5% of its annual modified gross profit (which has been defined as sales, less cost of sales, plus $400,000).

The manufacture of any Licensed Products by Sublicensee is prohibited. Sublicensee is required to procure all internal combustion engines incorporating the CSRV Valve System from the Company or its designee. The license granted to Sublicensee is exclusive within the Territory, provided that Sublicensee satisfies the minimum annual purchase commitment of 120 internal combustion engines incorporating the CSRV system technology, the Coates Engines and all component parts. The Company has temporarily waived this provision due to the delay in delivery of Gen Sets. The agreement also grants Sublicensee a right of first refusal in the event that the Company negotiates an offer with another third party for a worldwide license to use the Licensed Products for the generation of electrical power.

The business plan of Almont, which is highly dependent on its ability to raise sufficient additional working capital, is based on its projected assessment of the marketplace demand for industrial generators and projects Gen Set purchases of up to 11,000 CSRV Units per year over the next 5 years. The Company would not be able to accommodate that demand until it ramps up its production capacity, which would likely require several years, once it enters into large scale production. Almont intends to issue standard purchase orders, issued based on market and customer demand. The Company is unable to confirm any orders until we have sufficient working capital in place to manufacture generators on a larger scale. Almont plans to finance its purchases from cash flow and by way of project and/or equipment financing, proceeds from issuance of equity or corporate debt instruments and conventional bank financing.